SUPPLEMENT dated August 8, 2003
to PROSPECTUSES dated May 1, 2003 for
PROTECTIVE VARIABLE ANNUITY
PROTECTIVE VARIABLE ANNUITY II
PROTECTIVE ADVANTAGE® VARIABLE ANNUITY
ELEMENTS® ACCESS VARIABLE ANNUITY
ELEMENTS® CLASSIC VARIABLE ANNUITY
each issued by Protective Life Insurance Company

SUMMARY

Effective September 1, 2003 the fourth sentence of the section "SUMMARY, The Contract, Can I transfer amounts in the Contract?" is replaced in its entirety with the following sentence:

The maximum amount that may be transferred from the Fixed Account is the greater of (a) $2,500; or (b) 25% of the value of the Fixed Account per Contract Year.